UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2023

WeTrade Group Inc.
(Exact name of Company as specified in charter)

Wyoming	7374	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 101, Level 1 Building 8,

No. 18, Kechuang 10th Street,

Beijing Economic and Technological Development Zone

People’s Republic of China 100020

+86-135-011-76409

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

As previously reported, on May 7, 2023, WeTrade Group Inc. (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company no longer satisfied the filing requirement set forth in Nasdaq Listing Rule 5250(c) (the “Filing Rule”) as the Company had not yet filed its Form 10-Q for the period ended March 31, 2023 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”), and was subject to delisting based on the delinquency. The Company thereafter requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which stayed any further action by the Staff.

On July 6, 2023, the Company received notice that the Panel had granted the Company’s request for continued listing on Nasdaq through July 31, 2023, subject to certain conditions. On July 28, 2023, the Company requested a further extension from the Panel to file the Form 10-Q, through August 11, 2023. On August 2, 2023, the Company was notified that the Panel had granted the Company’s request for the extension.

By letter dated August 15, 2023, Nasdaq notified the Company that it had regained compliance with the Filing Rule by filing the Form 10-Q with the SEC. The Company was also notified that the Panel had determined to monitor the Company’s compliance with the Filing Rule through August 15, 2024, in accordance with Nasdaq Listing Rule 5815(d)(4)(C) (the “Panel Monitor”). During the Panel Monitor, in the event the Company becomes non-compliant with the Filing Rule, and notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to provide a compliance plan for the Staff’s review and the Staff will not be permitted to grant additional time to the Company to regain compliance with the Filing Rule. Instead, the Staff will be obligated to issue a delist determination, at which time the Company may request a new hearing before the Panel.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WeTrade Group Inc.

Date: August 16, 2023	By:	/s/ Hechun Wei
	Name:	Hechun Wei
	Title:	Chief Executive Officer

3